UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2020

Zyla Life Sciences

(Exact name of Registrant as specified in its charter)

Delaware	001-36295	46-3575334
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lee Road, Suite 100

Wayne, Pennsylvania 19087

(610) 833-4200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	ZCOR	OTCQX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the entering into of a confidential settlement (the “Settlement”) of the lawsuit filed by Zyla Life Sciences (“Zyla” or the “Company”) on August 7, 2019, in the Court of Chancery of the State of Delaware against iCeutica Inc. and iCeutica Pty Ltd. (together, “iCeutica”), the Company entered into a Second Amended and Restated Nano-Reformulated Compound License Agreement (the “Amended Agreement”). The Amended Agreement, among other things, (i) eliminates Zyla’s obligations to reimburse iCeutica for ex-U.S. patents costs in return for a fixed, annual license fee, which is subject to reduction if Zyla terminates its rights to one or more of the licensed products; (ii) limits Zyla’s diligence obligations to commercialize licensed products to the United States; (iii) terminates Zyla’s rights under the license agreement to naproxen compounds and provides for the transfer by Zyla to iCeutica of certain assets solely related to naproxen compounds; and (iv) permits the Company to terminate the license agreement for convenience, in its entirety or on a compound-by-compound basis.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which the Company expects to file as an exhibit to a report filed under the Securities Exchange Act of 1934, as amended, for which the Company intends to seek confidential treatment for certain terms and provisions.

Item 8.01 Other Events.

The Settlement referred to above, which was entered into on January 27, 2020, provides for, among other things, (i) the dismissal of the lawsuit with prejudice, (ii) the reimbursement by the Company of certain costs incurred by iCeutica during 2019 to prepare, prosecute and maintain certain patent applications and patents; (iii) the entry by the parties into the Amended Agreement; and (iv) the entry into mutual releases related to the subject matter of the lawsuit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2020	Zyla Life Sciences

	By:	/s/ Todd N. Smith
Name: Todd N. Smith
Title: President and Chief Executive Officer